VOTING AND DISPOSITION AGREEMENT



      VOTING AND DISPOSITION AGREEMENT dated as of November 5, 1997, among Mitchell Rubinson ("Rubinson") and each of the purchasers (the "Purchasers") of the 11% Convertible Senior Subordinated Discount Notes due 2007 (the
"Convertible Notes") of International Fast Food Corporation, a Florida corporation ("IFFC"), listed on the signature pages hereto.

      WHEREAS, Rubinson is the Chairman of the Board, Chief Executive Officer, President and principal shareholder of IFFC;

      WHEREAS, IFFC is offering (the "Offering") $27,536,000 aggregate stated principal amount at maturity of Convertible Notes;

      WHEREAS, the execution of this Agreement by Rubinson is a condition precedent related to the Offering to the obligations of the Purchasers under the Securities Purchase Agreements related to the Offering dated as of the date hereof between IFFC and each of the Purchasers;

      NOW, THEREFORE, in consideration of $1.00 and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

      1.    VOTING OF SECURITIES.

            a. Rubinson agrees that for so long as not less than $6,894,250 in principal amount of the Convertible Notes are outstanding, he shall vote any voting securities now or hereafter beneficially owned by him in favor of one individual designated to the Board of Directors of IFFC by the holders of a majority in principal amount of the Notes.

            b. Rubinson agrees to notify the holders of the Convertible Notes at least 105 days prior to any election of directors of IFFC. The holders of the Convertible Notes shall notify Rubinson at least 90 days prior to any election of directors as to the identity of such holders' designee.

      2. DISPOSITION OF SECURITIES. Rubinson agrees that for a period of three years after the date hereof, he shall not sell, transfer or otherwise dispose of any shares of capital stock of IFFC beneficially owned by him except as follows:

           a. by will, by the laws of descent and distribution or by gift to his spouse, lineal descendants, parents or siblings (or to a trust for the




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      benefit  of  any of the  foregoing),  PROVIDED,  HOWEVER,  that  any  such transferee shall agree in writing to be bound by, and to comply with, all applicable provisions of this Agreement as a successor or assign of Rubinson (a "Permitted Transferee");

            b. subject to paragraph 3 hereof, in amounts not to exceed the volume permitted for sales by "affiliates" under paragraph (e)(1) of Rule 144 under the Securities Act of 1933, as amended, PROVIDED, that for purposes hereof,

                  i. dispositions by any Permitted Transferees of Rubinson pursuant to clause (a) above of shares of capital stock transferred by Rubinson shall be aggregated with dispositions by Rubinson, and

                  ii. the number of shares that may be disposed of in any 90-day period shall be increased by the aggregate number of shares that could have been disposed of in all prior 90-day periods hereunder and were not theretofore disposed of; and

            c. in compliance with paragraph 3 hereof.

The Company agrees not to effect any transfer of shares of capital stock on its books in violation of the provisions of this Agreement. The parties acknowledge that any transfer or attempted transfer in violation hereof shall be null and void AB INITIO and of no force and effect.

      3.    RIGHT OF CO-SALE.

            a. If Rubinson (including, for this purpose any Permitted Transferee) proposes to sell, exchange, pledge, transfer or in any other manner dispose of 25% or more of the shares of Common Stock held by Rubinson as of the date hereof in a single transaction or series of related transactions, then Rubinson shall give written notice (a "Notice of Intention to Sell") to the Company setting forth in reasonable detail the terms and conditions of such proposed transaction. Upon receipt of such Notice of Intention to Sell, the Company shall promptly forward a copy thereof to each Purchaser.

            b. Each Purchaser shall have the right, exercisable upon written notice to the Company within fifteen (15) days after receipt of any Notice of Intention to Sell, to participate in the proposed disposition of shares to the proposed purchaser on the terms and conditions set forth in such Notice of Intention to Sell. Each Purchaser may participate with respect to all or any part of that number of shares of Common Stock which is equal to the product




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obtained  by  multiplying  (i) the  aggregate  number of shares of Common  Stock covered by the proposed disposition by (ii) a fraction, the numerator of which is the number of shares of Common Stock at the time beneficially owned by such Purchaser and the denominator of which is the aggregate number of shares of Common Stock then beneficially owned by Rubinson and the Purchasers.

            c. Each  Purchaser  participating  in the  proposed  disposition  (a
"Participating Purchaser") shall deliver to the Company, as agent for such Participating Purchaser, for transfer to the proposed acquiror one or more certificates, properly endorsed for transfer or accompanied by stock transfer powers duly endorsed for transfer, with all stock transfer taxes paid and stamps affixed, which represent the number of shares of Common Stock that such Participating Purchaser elects to dispose of pursuant to this paragraph 3. The consummation of such proposed disposition shall be subject to the sole discretion of Rubinson, who shall have no liability whatsoever to any Participating Purchaser other than to obtain for such Participating Purchaser the same terms and conditions as those obtained by Rubinson as set forth in the Notice of Intention to Sell or any amendment thereof communicated to the other Participating Purchasers in the manner provided for in paragraph 3(a) above.

            d. The stock certificate or certificates delivered by each Participating Purchaser to the Company pursuant to paragraph 3(c) shall be transferred by the Company to the acquiror in consummation of the disposition of the Common Stock pursuant to the terms and conditions specified in paragraph 3(a) and the Company shall promptly thereafter remit to such Participating Purchaser that portion of the net proceeds of disposition to which such Participating Purchaser is entitled by reason of such participation.

      4. RESTRICTIVE LEGEND. Each certificate representing shares of capital stock of the Company held by Rubinson or any Permitted Transferee pursuant to paragraph 2(a) above, and each certificate issued in exchange of or replacement therefor, shall conspicuously bear the following legend until such time as the shares represented thereby are no longer subject to the provisions hereof:

            "THE  SECURITIES  REPRESENTED  BY THIS  CERTIFICATE  ARE
            SUBJECT TO THE TERMS AND CONDITIONS OF A VOTING AND DISPOSITION AGREEMENT, DATED AS OF NOVEMBER 5, 1997, AMONG THE COMPANY AND THE OTHER PARTIES THERETO. COPIES MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE COMPANY."




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            The Company covenants that it shall keep a copy of this Agreement on file at the address of its principal executive offices for the purpose of furnishing such copies.

      5. AMENDMENTS AND WAIVERS. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereby may not be given, except with the prior written consent of Rubinson and the registered holders of not less than a majority of the then-outstanding Convertible Notes.

      6. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WHOLLY WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. EACH OF THE PARTIES HERETO AGREES TO SUBMIT TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED IN THE SOUTHERN DISTRICT OF THE STATE OF NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT.

      7. FURTHER ASSURANCES. The parties agree to execute and deliver all such further documents and agreements and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Agreement.

      8.   COUNTERPARTS.   This  Agreement  may  be  executed  in  two  or  more
counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument.

      9. SEVERABILITY. In case any one of more of the provisions contained in this Agreement or in any instrument contemplated hereby, or any application thereof, shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein, and any other application thereof, shall not in any way be affected or impaired thereby.

      10. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns to the extent set forth herein.




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      IN WITNESS  WHEREOF,  the parties  hereto have caused this Agreement to be duly executed as of the date first above written.

                         INTERNATIONAL FAST FOOD CORPORATION

                         By:  /s/ Mitchell Rubininson
                            ---------------------------------------
                              Name:  Mitchell Rubininson
                              Title: President


Purchaser:  NORTHSTAR HIGH TOTAL RETURN FUND


By: /s/ Michael A. Graves
   -------------------------------------
    Name:   Michael A. Graves
    Title:  Vice President


Purchaser:  NORTHSTAR HIGH TOTAL RETURN FUND II


By: /s/ Michael A. Graves
   -------------------------------------
    Name:   Michael A. Graves
    Title:  Vice President


Purchaser:  NORTHSTAR BALANCE SHEET OPPORTUNITIES FUND


By: /s/ Michael A. Graves
   -------------------------------------
    Name:   Michael A. Graves
    Title:  Vice President


Purchaser:  BANKAMERICA INVESTMENT CORP.


By: /s/ Mike Hornig
   -------------------------------------
    Name:   Mike Hornig
    Title:  Assistant Controller


Purchaser:  LEGG MASON INCOME TRUST, INC.


By: /s/ Trudie D. Whitehead
   -------------------------------------
    Name:   Trudie D. Whitehead
    Title:  Portfolio Manager

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